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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          -----------------------------

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report:

                        (Date of earliest event reported)

                                  April 1, 2006

                          ----------------------------

                                 QORUS.COM, INC.
               (Exact name of registrant as specified in charter)


                                     Florida
         (State or other Jurisdiction of Incorporation or Organization)


        0-27551                                    65-0358792
(Commission File Number)                (IRS Employer Identification No.)

                                 936A Beachland
                              Boulevard, Suite 13
                              Vero Beach, FL 32963
              (Address of Principal Executive Offices and zip code)

                                 (772) 231-7544
              (Registrant's telephone number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
[_]   Pre-commencement  communications  pursuant to Rule
      14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

      Information included in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). This information may involve known and unknown risks, uncertainties and other factors which may cause the Company's actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe the Company's future plans, strategies and expectations, are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative of these words or other variations on these words or comparable terminology. These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that these projections included in these forward-looking statements will come to pass. The Company's actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. Except as required by applicable laws, the Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

Item 8.01  Other Events

      On April 1, 2006, Qorus.com, Inc. (the "Company"), a Florida corporation, entered into a Letter of Intent ("LOI") to acquire VMdirect, L.L.C., a Nevada limited liability company ("VMdirect"). VMdirect is a social networking company that, directly and through its multi-tiered affiliate program, offers a suite of video-based Internet communication tools to users of its products, including video e-mail, video instant messaging, live webcasting, digital vault storage technology and podcasting. VMdirect's Web site, www.helloWorld.com, targets users from ages 25 to 45. Additionally, VMdirect's Web site, www.vmdirect.com, offers its affiliates the tools necessary to effectively market and distribute its video-based Internet communication tools.

      Under the transactions contemplated under the LOI, the Company would issue restricted shares of its convertible preferred stock, the designations, rights and preferences of which will be established by the Company's board of directors prior to closing ("Series A Preferred Shares"), to the holders of VMdirect's outstanding membership interests immediately prior to the closing ("VMdirect Members").

         The Series A Preferred Shares that would be issued to the VMdirect Members, together with any options, warrants and other convertible securities of VMdirect assumed by the Company in connection with the acquisition of VMdirect, would, in the aggregate, represent approximately 96% of the issued and outstanding shares of common stock of the Company on a fully diluted and as-converted basis following the acquisition of VMdirect. In exchange for the Series A Preferred Shares that would be issued to the VMdirect Members, such VMdirect Members would transfer and contribute to the Company or a newly-formed wholly-owned subsidiary of the Company 100% of the outstanding capital stock of VMdirect. As a result, VMdirect would become a wholly-owned subsidiary of the Company following the acquisition.

      At the close of the acquisition, it is contemplated that a new board of directors would be designated by VMdirect. The current stockholders of the Company are expected to own approximately 4% of the issued and outstanding common stock of the Company after completion of the acquisition of VMdirect, calculated on a fully diluted and as-converted basis.

      The completion of the acquisition would be subject to certain conditions to closing, including but not limited to, the negotiation and execution of a definitive acquisition agreement, the delivery of audited financial statements of VMdirect prepared in accordance with generally accepted accounting principles in the United States of America, and the approval by the Company's board and VMdirect's managers and members.

      The acquisition agreement would also provide that the Company take the following corporate actions ("Actions") promptly following the closing of the acquisition: (a) a change the Company's name to a name selected by VMdirect; (b) the adoption and approval of a stock incentive plan on terms acceptable to VMdirect; and (c) an increase to the Company's authorized number of shares of common stock and a reverse stock split of the Company's common stock, on such terms as mutually agreed to by the parties, to permit the Company to issue the additional shares of its common stock to be issued upon the conversion of the Series A Preferred Shares and to allow the Company to have additional shares of authorized and unissued common stock for other corporate purposes. The Series A Preferred Shares will automatically convert without further action of the holder thereof into shares of the Company's common stock upon stockholder approval of the Actions and compliance with the waiting periods under applicable securities laws.

      Subject to the satisfaction of the above conditions and other customary conditions, the acquisition is presently expected to close by June 15, 2006. However, there can be no assurances that the acquisition will be completed.

      The Company is currently a public "shell" company with nominal assets whose sole business has been to identify, evaluate and investigate various companies with the intent that, if such investigation warrants, a reverse merger transaction be negotiated and completed pursuant to which the Company would acquire a target company with an operating business with the intent of continuing the acquired company's business as a publicly held entity.


                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      Qorus.com, Inc.
                                      (Registrant)


Date: April 1, 2006                By: /s/ Kevin R. Keating
                                       -----------------------------------------
                                       Kevin R. Keating, President and Secretary